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                           ESC STRATEGIC FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 2, 1998
                       TO PROSPECTUS DATED JULY 29, 1997

           Effective January 2, 1998, Equitable Securities Corporation ("ESC"), the investment adviser to ESC Strategic Funds, Inc. ("Company") was acquired by SunTrust Banks, Inc. ("SunTrust"). In connection with the acquisition ("Acquisition"), ESC was renamed SunTrust Equitable Securities ("STES") and will continue to act as investment adviser to the Company under this new name pursuant to a new investment advisory agreement with ESC. There is no change in the Managers of each of the Company's portfolios ("Funds") or in the nature or conditions of their service. The investment advisory agreement with STES and the continuing arrangements with the Managers were approved by the Company's Board of Directors on October 20, 1997. In accordance with the legal requirements, the new investment advisory agreement and the portfolio management agreements with ESC subsidiary, Equitable Asset Management ("EAM") with respect to ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund, were also approved by shareholders at a Special Meeting held December 19, 1997.

           SunTrust is a bank holding company whose main office is at 303 Peachtree Street, N.E., 30th Floor, Center 645, Atlanta, Georgia 30308. SunTrust provides traditional banking, trust and investment services as well as other services and products through its offices in Alabama, Florida, Georgia and Tennessee. At June 30, 1997, SunTrust's banking assets totaled $55.5 billion and its discretionary trust assets totaled $62.8 billion. Pursuant to the Acquisition, SunTrust Capital Markets ("STCM"), a wholly-owned subsidiary of SunTrust, was merged into ESC, with ESC as the surviving company. STCM is a registered broker-dealer and conducts a variety of underwriting and investment banking services for corporate and institutional clients, primarily in the southeastern states. STCM's underwriting and trading activities involve municipal and mortgage-related securities, U.S. government agency securities, consumer receivable-related securities and commercial paper. Changes to management personnel of ESC and STCM are not presently contemplated.

           In connection with the Acquisition, effective January 2, 1998, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services became the Distributor of shares of common stock of each of the Funds of the Company pursuant to a Distribution Agreement between BISYS Fund Services and the Company ("Distribution Agreement"). The Distribution Agreement was approved by the Board of Directors at the October 20, 1997 Board Meeting. As Distributor, BISYS Fund Services will receive fees pursuant to the Funds' Service and Distribution Plan. BISYS Fund Services also serves as the Company's Administrator; its address is 3435 Stelzer Road, Columbus, Ohio 43219.